UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2009
infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19598	47-0751545
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Explanatory Note:
This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2009 relating to the sale of Macro International Inc. (“Macro”). The purpose of this report is to provide the pro forma financial statements and information required by Item 9.01 of Form 8-K, which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (b) Pro Forma Financial Statements
     infoGROUP Inc.’s Unaudited Pro Forma Financial Information as required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     (d) Exhibits

Exhibit
No.	Description
99.1	infoGROUP Inc. Unaudited Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoGROUP Inc.

By:	/s/ Thomas J. McCusker Thomas J. McCusker
Secretary and Executive Vice President for Business Conduct and General Counsel

Date: April 6, 2009

EXHIBIT INDEX

Exhibit
No.	Description
99.1	infoGROUP Inc. Unaudited Pro Forma Financial Information

4